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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: May 20, 2005

                  Date of earliest event reported: May 19, 2005


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                                  75-2217002
      (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                   Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                   79065
 (Address of principal executive offices)                  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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                     UNITED MEDICORP, INC. AND SUBSIDIARIES



Item 2.02  Results of Operations and Financial Condition

    A copy of the press release issued by United Medicorp, Inc. on May 19, 2005, describing its results of operations for the quarter ended March 31, 2005, is attached hereto as exhibit 99.1 and incorporated herein by reference. The press release is also being furnished pursuant to Item 7.01 Regulation FD Disclosure.

Item 7.01 Regulation FD Disclosure

         See Item 2.02 Results of Operations and Financial Disclosure

Item 9.01  Financial Statements and Exhibits

(c.)    Exhibits

    EXHIBIT
    NUMBER                    DESCRIPTION OF EXHIBIT
    ------                    ----------------------

      99.1               Press Release dated May 19, 2005


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED MEDICORP, INC.
                                  (Registrant)



By:   /s/ Nathan Bailey                              Date:  May 20, 2005
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      Nathan Bailey
      Vice President and Controller
      (Principal Accounting Officer)


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